UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2023

GENESIS GROWTH TECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41138	98-1601264
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 3 Hergiswil Nidwalden, Switzerland	6052
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 78 607 99 01

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	GGAAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	GGAA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GGAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on July 14, 2023, Genesis Growth Tech Acquisition Corp. (the “Company”), received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that the Company’s securities (units, ordinary shares and warrants) would be suspended from The Nasdaq Global Market on July 25, 2023, due to the Company’s non-compliance with Listing Rule 5452, and that unless the Company requested an appeal of this determination, trading of the Company’s listed securities would be suspended from The Nasdaq Global Market on July 25, 2023, and a Form 25-NSE would be filed with the Securities and Exchange Commission (the “SEC”), which would remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

On July 21, 2023, the Company timely submitted an appeal of Nasdaq’s delisting determination to a Hearings Panel, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. The filing of the appeal stays the delisting of the Company’s securities on Nasdaq. A hearing has been scheduled for September 14, 2023.

At the panel hearing, the Company intends to present a plan to regain compliance with Rule 5452 and certain other Nasdaq deficiencies as previously reported.

There can be no assurance that the Company’s plan will be accepted by the hearings panel or that, if it is, the Company will be able to regain compliance with the applicable Nasdaq listing requirements. If the Company’s securities are delisted from Nasdaq, it could be more difficult to buy or sell the Company’s securities or to obtain accurate quotations, and the price of the Company’s securities could suffer a material decline.

Furthermore, as previously disclosed, on May 23, 2023, Nasdaq notified the Company that it did not comply with Listing Rule 5250(c), due to its failure to timely file its Form 10-Q for the period ended March 31, 2023. On July 18, 2023, Nasdaq notified the Company that it was in compliance with Rule 5250(c) as it had filed its Form 10-Q for the period ended March 31, 2023.

Separate from the above, on July 13, 2023, Nasdaq determined to halt trading in the Company’s securities (the “Trading Halt”). Nasdaq notified the Company that the Trading Halt would not be lifted by Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS GROWTH TECH ACQUISITION CORP.

Date: July 25, 2023	By:	/s/ Eyal Perez
	Name:	Eyal Perez
	Title:	Chief Executive Officer, Chief Financial Officer

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